PROSPECTUS SUPPLEMENT                                                  This Prospectus Supplement, filed
FOR THE PERIOD ENDING                                                  pursuant to Rule 424(b)(3),
MARCH 31, 2000 TO                                                      relates to Registration Statement
PROSPECTUS DATED                                                       33-71504-01 and the Prospectus
NOVEMBER 16, 1993                                                      dated November 16, 1993


                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2000



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                             0-23108                            Not Applicable
--------                                             -------                            --------------
(State of                                            (Commission                        (IRS Employer
organization)                                        File Number)                       Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7184



                                 Not Applicable
                 ----------------------------------------------
                 (Former address, if changed since last report)


                                  Page 1 of 177
                         Index to Exhibits is on page 8

Item 5.  Other Events


A) Series 1993-3:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1993-3, which is attached as
Exhibit 20(a) hereto.

B) Series 1994-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1994-2, which is attached as
Exhibit 20(b) hereto.

C) Series 1994-A:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1994-A, which is attached as
Exhibit 20(c) hereto.

D) Series 1995-1:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1995-1, which is attached as
Exhibit 20(d) hereto.

E) Series 1995-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1995-2, which is attached as
Exhibit 20(e) hereto.

F) Series 1995-3:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1995-3, which is attached as
Exhibit 20(f) hereto.

G) Series 1996-1:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1996-1, which is attached as
Exhibit 20(g) hereto.

H) Series 1996-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1996-2, which is attached as
Exhibit 20(h) hereto.

I) Series 1996-3:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1996-3, which is attached as
Exhibit 20(i) hereto.

J) Series 1996-4:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1996-4, which is attached as
Exhibit 20(j) hereto.

K) Series 1997-1:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1997-1, which is attached as
Exhibit 20(k) hereto.

L) Series 1997-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1997-2, which is attached as
Exhibit 20(l) hereto.

M) Series 1997-3:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1997-3, which is attached as
Exhibit 20(m) hereto.

N) Series 1997-4:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1997-4, which is attached as
Exhibit 20(n) hereto.

O) Series 1998-1:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1998-1, which is attached as
Exhibit 20(o) hereto.

P) Series 1998-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1998-2, which is attached as
Exhibit 20(p) hereto.

Q) Series 1998-3:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1998-3, which is attached as
Exhibit 20(q) hereto.

R) Series 1998-4:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1998-4, which is attached as
Exhibit 20(r) hereto.

S) Series 1998-6:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1998-6, which is attached as
Exhibit 20(s) hereto.

T) Series 1998-7:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1998-7, which is attached as
Exhibit 20(t) hereto.

U) Series 1999-1:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1999-1, which is attached as
Exhibit 20(u) hereto.

V) Series 1999-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1999-2, which is attached as
Exhibit 20(v) hereto.

W) Series 1999-3:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1999-3, which is attached as
Exhibit 20(w) hereto.

X) Series 1999-4:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1999-4, which is attached as
Exhibit 20(x) hereto.

Y) Series 1999-5:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1999-5, which is attached as
Exhibit 20(y) hereto.

Z) Series 1999-6:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 1999-6, which is attached as
Exhibit 20(z) hereto.

AA) Series 2000-1:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 2000-1, which is attached as
Exhibit 20(aa) hereto.

AB) Series 2000-2:
On April 17, 2000 the Registrant made available the Monthly Certificateholders' Statement for March 2000 with respect to Series 2000-2, which is attached as
Exhibit 20(ab) hereto.

Item 7.  Financial Statements and Exhibits
c)   Exhibits

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1994-A.

20(d)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1995-1.

20(e)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1995-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1995-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-1.

20(h)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-2.

20(i)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-3.

20(j)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-4.

20(k)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-1.

20(l)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-2.

20(m)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-3.

20(n)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-4.

20(o)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-1.

20(p)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-2.

20(q)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-3.

20(r)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-4.

20(s)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-7.

20(u)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-1.

20(v)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-2.

20(w)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-3.

20(x)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-4.

20(y)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 2000-1.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 2000-2.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DISCOVER CARD MASTER TRUST I
                                        (Registrant)

                                By: GREENWOOD TRUST COMPANY
                                    as originator of the Trust

                                By:    Michael F. Rickert
                                   ------------------------------------
                                   Michael F. Rickert
                                   Assistant Vice President and Assistant
                                   Treasurer


Date:  April 17, 2000

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1994-A.

20(d)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1995-1.

20(e)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1995-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1995-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-1.

20(h)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-2.

20(i)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-3.

20(j)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1996-4.

20(k)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-1.

20(l)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-2.

20(m)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-3.

20(n)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1997-4.

20(o)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-1.

20(p)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-2.

20(q)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-3.

20(r)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-4.

20(s)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1998-7.

20(u)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-1.

20(v)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-2.

20(w)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-3.

20(x)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-4.

20(y)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 1999-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 2000-1.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending March 31, 2000, for Series 2000-2